UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 9, 2009

Date of earliest event reported: November 9, 2009

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2009 Warner Chilcott plc (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2009. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and the attached exhibit is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

On September 23, 2009, the Company entered into a definitive asset purchase agreement (the “LEO Transaction Agreement”) with LEO Pharma A/S (“LEO”) pursuant to which LEO paid the Company $1.0 billion in cash in order to terminate the Company’s exclusive license to distribute LEO’s DOVONEX and TACLONEX products (including all products in LEO’s development pipeline) in the United States and to acquire certain assets related to the Company’s distribution of DOVONEX and TACLONEX products in the United States. The transaction (the “LEO Transaction”) was approved by the respective boards of directors of the Company and LEO, and closed simultaneously with the execution of the LEO Transaction Agreement.

The Company intends to provide certain information to investors and reflect the impact of the consummation of the LEO Transaction on the Company, and is therefore including such information in this Current Report on Form 8-K pursuant to Regulation FD. Information set forth below (including the pro forma information filed as Exhibit 99.2) is furnished and shall not be deemed to be “filed” under the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act.

The following tables present certain non-GAAP financial measures on a pro forma basis giving effect to the LEO Transaction, and reconciliations to the most directly comparable GAAP financial measure. The information set forth below (including the pro forma information filed as Exhibit 99.2) does not take into account the Company’s acquisition of the global prescription pharmaceutical business of The Procter & Gamble Company (the “PGP Acquisition”), except with respect to certain expenses incurred prior to the closing of the PGP Acquisition.

Reconciliations to GAAP Net Income

Cash Net Income

To supplement its unaudited Pro Forma Condensed Consolidated financial statements presented in accordance with US GAAP, the Company has provided a summary to show the computation of cash net income (“CNI”) and Adjusted CNI. CNI is defined as the Company’s GAAP net income adjusted for the after-tax effects of two non-cash items: amortization (including impairments, if any) of intangible assets and amortization (including write-offs, if any) of deferred loan costs related to the Company’s debt. Adjusted CNI represents CNI as further adjusted to exclude the after-tax gain of $380.1 million resulting from the LEO Transaction. The Company believes that the presentation of CNI and Adjusted CNI provides useful information to both management and investors concerning the approximate impact of the above items. The Company also believes that considering the effect of these items allows management and investors to better compare the Company’s financial performance from period-to-period, and to better compare the Company’s financial performance with that of its competitors. The presentation of this additional information is not meant to be considered in isolation of, or as a substitute for, results prepared in accordance with US GAAP.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

RECONCILIATION OF GAAP NET INCOME TO CASH NET INCOME AND ADJUSTED CASH NET INCOME

(In thousands of U.S. dollars)

(Unaudited)

	Quarter Ended September 30, 2009			Quarter Ended September 30, 2008
	As Reported	Adjustments	After Giving Effect to the LEO Transaction	As Reported	Adjustments	After Giving Effect to the LEO Transaction
Net Income as Reported	$424,245	$(392,171)	$32,074	$40,089	$(13,407)	$26,682
+ Amortization and impairment of intangible assets, net of tax	52,218	(5,261)	46,957	54,092	(5,260)	48,832
+ Amortization and write-offs of deferred loan costs, net of tax	6,854	(6,602)	252	2,336	(2,078)	258

Cash Net Income/(Loss)	$483,317	$(404,034)	$79,283	$96,517	$(20,745)	$75,772

- (Gain) on sale of assets, net of tax	(380,088)	380,088	—	—	—	—

Adjusted Cash Net Income/(Loss)	$103,229	$(23,946)	$79,283	$96,517	$(20,745)	$75,772

	Nine Months Ended September 30, 2009			Nine Months Ended September 30, 2008
	As Reported	Adjustments	After Giving Effect to the LEO Transaction	As Reported	Adjustments	After Giving Effect to the LEO Transaction
Net Income as Reported	$523,604	$(439,926)	$83,678	$107,315	$(54,274)	$53,041
+ Amortization and impairment of intangible assets, net of tax	156,653	(15,785)	140,868	150,356	(13,926)	136,430
+ Amortization and write-offs of deferred loan costs, net of tax	9,975	(9,221)	754	5,987	(5,215)	772

Cash Net Income/(Loss)	$690,232	$(464,932)	$225,300	$263,658	$(73,415)	$190,243

- (Gain) on sale of assets, net of tax	(380,088)	380,088	—	—	—	—

Adjusted Cash Net Income/(Loss)	$310,144	$(84,844)	$225,300	$263,658	$(73,415)	$190,243

Adjusted EBITDA

To supplement its unaudited Pro Forma Condensed Consolidated financial statements presented in accordance with US GAAP, the Company is providing a summary to show the computation of adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) taking into account certain charges that were taken during the periods presented. The computation of adjusted EBITDA is based on the definition of EBITDA contained in the indenture governing the Company’s Senior Subordinated Notes due 2015. The Company believes that adjusted EBITDA is an operating performance measure, and not a liquidity measure, that provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. However, adjusted EBITDA is not a measurement of financial performance under U.S. GAAP, and the Company’s adjusted EBITDA may not be comparable to similarly titled measures of other companies. You should not consider adjusted EBITDA as an alternative to operating or net income, determined in accordance with U.S. GAAP, as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities, determined in accordance with U.S. GAAP, as an indicator of our cash flows or as a measure of liquidity.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

(In thousands of U.S. dollars)

(Unaudited)

	Quarter Ended September 30, 2009			Quarter Ended September 30, 2008
	As Reported	Adjustments	After Giving Effect to the LEO Transaction	As Reported	Adjustments	After Giving Effect to the LEO Transaction
RECONCILIATION TO ADJUSTED EBITDA:
Net income—GAAP	$424,245	$(392,171)	$32,074	$40,089	$(13,407)	$26,682
+ Interest expense, net	23,960	(15,270)	8,690	23,622	(14,985)	8,637
+ Provision for income taxes	25,584	(14,118)	11,466	6,416	(5,272)	1,144
+ Non-cash stock-based compensation expense	3,448	—	3,448	2,115	—	2,115
+ Depreciation	3,256	—	3,256	2,891	—	2,891
+ Amortization of intangible assets	56,993	(5,368)	51,625	59,080	(5,367)	53,713
+ R&D milestone payments	—	—	—	—	—	—
+ (Gain) on sale of assets	(393,095)	393,095	—	—	—	—
+ PGP Acquisition expenses	14,518	—	14,518	—	—	—

Adjusted EBITDA of WC plc, as defined	$158,909	$(33,832)	$125,077	$134,213	$(39,031)	$95,182

	Nine Months Ended September 30, 2009			Nine Months Ended September 30, 2008
	As Reported	Adjustments	After Giving Effect to the LEO Transaction	As Reported	Adjustments	After Giving Effect to the LEO Transaction
RECONCILIATION TO ADJUSTED EBITDA:
Net income—GAAP	$523,604	$(439,926)	$83,678	$107,315	$(54,274)	$53,041
+ Interest expense, net	57,178	(31,124)	26,054	72,231	(46,488)	25,743
+ Provision for income taxes	44,510	(16,336)	28,174	22,698	(5,680)	17,018
+ Non-cash stock-based compensation expense	9,410	—	9,410	6,120	—	6,120
+ Depreciation	9,682	—	9,682	8,940	—	8,940
+ Amortization of intangible assets	170,978	(16,107)	154,871	164,830	(14,210)	150,620
+ R&D milestone payments	11,500	—	11,500	—	—	—
+ (Gain) on sale of assets	(393,095)	393,095	—	—	—	—
+ PGP Acquisition expenses	17,712	—	17,712	—	—	—

Adjusted EBITDA of WC plc, as defined	$451,479	$(110,398)	$341,081	$382,134	$(120,652)	$261,482

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued November 9, 2009.

99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ Paul Herendeen

Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: November 9, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued November 9, 2009.

99.2	Pro Forma Financial Information.